LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2007

Listed below are preliminary estimates of year-end per share distributions from ordinary income and capital gains for the Portfolios of Lazard Retirement Series, Inc. The Portfolios will pay dividends and capital gains, if any, on December 27, 2007. The declaration and record date will be December 24, 2007 and the ex-dividend date will be December 26, 2007.

                                                            Estimated Ordinary      Estimated Short-Term      Estimated Long-Term
                                                              Income Dividend           Capital Gain             Capital Gain
Portfolio                                                        Per Share         Distribution Per Share   Distribution Per Share
-------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement U.S. Strategic Equity Portfolio
    Service Shares                                                 $0.07                   $0.69                     $0.77

Lazard Retirement Small Cap Portfolio
    Service Shares                                                  --                     $0.29                     $0.30

Lazard Retirement International Equity Portfolio
    Service Shares                                                 $0.21                    --                       $0.86

Lazard Retirement Emerging Markets Portfolio
    Service Shares                                                 $0.24                   $0.79                     $2.03
    Investor Shares                                                $0.31                   $0.79                     $2.03

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding.

December 4, 2007